UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 23, 2005
Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

0-11174 (Commission File No.)	14-1160510 (I.R.S. Employer Identification No.)
New York
(State or other jurisdiction of incorporation or organization)
47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Rule or Standard; Transfer of Listing
Warwick Valley Telephone Company (the “Company”), whose Common Shares trade on The Nasdaq National Market under the symbol WWVYE, received a letter, dated August 17, 2005, from the Listing Qualifications Department of The Nasdaq Stock Market notifying the Company that its failure to file on time its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the “Second Quarter 10-Q”) constitutes an additional deficiency under Marketplace Rule 4815(b). This deficiency is an additional basis for delisting the Company’s Common Shares. The Company previously reported on August 11, 2005 in a Notification of Late Filing on Form 12b-25 and a subsequent press release that it was unable to file the Second Quarter 10-Q by the prescribed filing deadline without unreasonable effort or expense as it is still in the process of finalizing its Annual Report on Form 10-K for the year ended December 31, 2004 (the “2004 Form 10-K”). Neither the Second Quarter 10-Q nor the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the “First Quarter 10-Q”) can be filed until the 2004 Form 10-K is filed, since quarterly reports must refer to audited annual financial information from the prior year. The Company’s late filing of the Form 10-K is due to the complex nature of the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the fact that the Company encountered unanticipated delays in connection with the evaluation and testing that are part of preparing its assessment of its internal control over financial reporting. The Company is continuing to devote intense effort to that assessment and all other matters that are necessary so that the 2004 Form 10-K and both the First Quarter and Second Quarter 10-Q can be filed. The delays have not resulted from the discovery of circumstances which would require any restatement of its prior financials.
A copy of the Company’s press release reporting its receipt of the letter from Nasdaq is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01.    Other Events
On August 23, 2005, the Company issued a press release describing the receipt of the delinquency notification from The Nasdaq Stock Market reported above under Item 3.01 with respect to the Company’s failure to file on time its Quarterly Report on Form 10-Q for the second quarter of 2005. The press release also describes the extension until September 30, 2005 of the waiver obtained from CoBank, the Company’s principal lender, from all events of default that might arise out of the Company’s failure to file its 2004 Form 10-K.
A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits
99.1. Press release entitled “Warwick Valley Telephone Receives Notification from Nasdaq, Obtains Waiver from Lender,” dated August 23, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY (Registrant)
Date: August 23, 2005	By:	/s/ Herbert Gareiss, Jr.
		Name:	Herbert Gareiss, Jr.
		Title:	President

Exhibit Index

Exhibit No.	Description
99.1	Press release entitled “Warwick Valley Telephone Receives Notification from Nasdaq, Obtains Waiver from Lender,” dated August 23, 2005.